                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Metro-Goldwyn-Mayer Inc.:

As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 2002 included in Metro-Goldwyn-Mayer Inc.'s Form 10-K/A Amendment No. 1 for the fiscal year ended December 31, 2001 into Metro-Goldwyn-Mayer Inc.'s previously filed Registration Statements File
Nos. 333-35411, 333-52592, 333-60723, 333-83823 and 333-82775.

ARTHUR ANDERSEN LLP

Los Angeles, California
March 28, 2002